Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

19.    SUBSEQUENT EVENTS

Restructuring

On January 5, 2023, SoundHound announced a restructuring plan (the “Restructuring Plan”) intended to reduce operating costs, improve operating margins, improve cash flows and accelerate the Company’s path to profitability. The Restructuring Plan included a reduction of the Company’s then-current workforce by approximately 40%.

The Company estimates that it will incur approximately $4.5 million to $5.5 million in charges in connection with the Restructuring Plan, of which the majority is expected to be incurred in the first quarter of 2023 and consists of severance payments, employee benefits and share-based compensation. Of the aggregate amount of charges that the Company estimates it will incur in connection with the Restructuring Plan, the Company expects that approximately $2.0 million to $3.0 million will be in cash expenditures.

Issuance of Preferred Stock

On or around January 20, 2023, the Company entered into Preferred Stock Purchase Agreements (the “Purchase Agreements”) with certain investors (the “Investors”) pursuant to which the Company issued and sold to the Investors an aggregate of 835,011 shares of its newly designated Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) for an aggregate issue price of approximately $25.0 million. Our Chief Financial Officer, Nitesh Sharan, and one of our directors, Eric Ball, each participated in the Transaction, purchasing 3,334 shares of Series A Preferred Stock each for $100,000 each.

The Purchase Agreements contain customary representations, warranties and covenants. The shares of Series A Preferred Stock were issued and sold in a private placement exempt from the registration requirements of the Securities Act. The Company does not intend to register the shares of Series A Preferred Stock or the underlying Common Stock for resale under the Securities Act.

Equity Line of Credit

On August 16, 2022, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and related registration rights agreement (the “CFPI Registration Rights Agreement”) with CF Principal Investments LLC (“CFPI”). Pursuant to the Common Stock Purchase Agreement, the Company, has the right to sell to CFPI up to the lesser of (i) 25,000,000 shares of Class A common stock and (ii) the Exchange Cap (as defined in the Common Stock Purchase Agreement), subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement. On February 14, 2023, the Company’s Registration Statement on Form S-1 registering the resale of the ELOC Shares was declared effective. The Company expects to utilize proceeds from the ELOC for working capital and other general corporate purposes. Through March 17, 2023, the Company has sold approximately 8.8 million shares under the ELOC program for aggregate proceeds of approximately $24.9 million.

The purchase price of the shares that the Company elects to sell to CFPI pursuant to the Common Stock Purchase Agreement will be the volume weighted average price of the Common Stock during the applicable purchase date on which the Company has timely delivered written notice to CFPI directing it to purchase the shares under the Common Stock Purchase Agreement. The Company will receive 97% of the volume weighted average price of the Common Stock so sold.

In connection with the execution of the Common Stock Purchase Agreement, the Company issued CFPI 250,000 shares as consideration for its irrevocable commitment to purchase the shares upon the terms and subject to the satisfaction of the conditions set forth in the Common Stock Purchase Agreement. The Company has also agreed to make a cash payment of $250,000 within 120 days after the commencement date of the offering and to reimburse CFPI of up to $75,000 of expenses.